Common and Preferred Stock Reserved for Future Issuances:	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Common And Preferred Stock Reserved For Future Issuances [Abstract]
Common And Preferred Stock Reserved For Future Issuances [Text Block]
Note 11 – Common and Preferred Stock Reserved for Future Issuances:

Common stock reserved for future issuances consisted of the following at September 30, 2015:

Common Stock Reserved
Common stock warrants outstanding	1,375,432

Common stock options outstanding	7,737,952
Conversion of Series A Preferred Stock	16,755,894
Total	25,869,278

On February 9, 2015, the holders of placement agent warrants to purchase an aggregate of 1,325,000 shares of our Series A Preferred Stock entered into Conversion Agreements with us pursuant to which such holders’ placement agent warrants to purchase Series A Preferred Stock were converted, for no additional consideration, into common stock purchase warrants to purchase an aggregate of 1,325,000 shares of our common stock.

In the November 2015 Private Placement, the Company sold 26,234,940 units at $0.60 per unit with each unit consisting of Series B convertible preferred stock, or the Series B Stock, together with Series A through Series E warrants to purchase common stock, and certain placement agent warrants, resulting in gross proceeds of $15,640,963. The total number of units sold includes 16,667 units granted to Dr. Abeles as compensation for his services as a consultant to the Company, which accounts for $100,000 that is not included in our calculation of gross proceeds. The private placement was completed in two closings, which took place on November 13, 2015 and November 30, 2015. In connection with this private placement, effective as of November 13, 2015, the holders of all 16,656,894 shares of our Series A Stock converted their shares into 19,865,109 shares of our common stock, which included 3,208,215 shares of our common stock issued in accordance with anti-dilution provisions relating to the Series A Stock.

On November 12, 2015, we entered into an amendment to the BRNI License. The amendment eliminates the requirement that Neurotrope Bioscience pay BRNI prepaid royalties equal to five percent (5%) of financing proceeds received by Neurotrope Bioscience in any financing prior to a public offering and provides that Neurotrope Bioscience will deliver to BRNI, following each closing pursuant to a certain securities purchase agreement, an amount equal to 2.5% of the Post-PA Fee Proceeds received at such closing. In addition, the amendment provides that on or prior to December 31, 2016, Neurotrope Bioscience shall deliver to BRNI an amount equal to 2.5% of the aggregate Post-PA Fee Proceeds received at the closings. Each payment would constitute an advance royalty payment to BRNI and will be offset (with no interest) against the amount of future royalty obligations payable until such time that the amount of such future royalty obligations equals in full the amount of the advance royalty payments made. “Post-PA Fee Proceeds” means the gross proceeds received, less all amounts paid to the placement agent(s), in relation to such gross proceeds. No other expenses of Neurotrope Bioscience shall be subtracted from the gross proceeds to determine the “Post-PA Fee Proceeds.”

Note 11 – Common and Preferred Stock Reserved for Future Issuances:

Common stock and preferred stock reserved for future issuances consisted of the following at December 31, 2014:

	Common Stock Reserved	Preferred Stock Reserved
Common stock warrants outstanding	286,772	0
Preferred stock warrants outstanding	1,325,000	1,325,000
Common stock options outstanding	7,769,202	0
Conversion of Series A Preferred Stock	21,363,000	0
Total	30,743,974	1,325,000

On February 9, 2015, the holders of the Preferred stock warrants outstanding agreed to convert these warrants to Common stock warrants with the same terms as the Preferred stock warrants (See Subsequent Events – Note 12)